Award Timing Disclosure	12 Months Ended
Sep. 27, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Policies and Practices Related to the Grant of Certain Equity Awards
In response to Item 402(x)(1) of Regulation S-K, the Company has not granted new awards of stock options, stock appreciation rights, or similar option-like instruments within four business days before or one business day after the release of a Quarterly Report on Form 10-Q, Annual Report on Form 10-K, or Current Report on Form 8-K that discloses material nonpublic information. Accordingly, the Company has no specific policy or practice on the timing of awards of such options in relation to the disclosure of material nonpublic information by the Company. In the event that the Company determines to grant new awards of such options, the Board of Directors will evaluate the appropriate steps to take in relation to the foregoing.